Exhibit 99.1

© 2012 Parametric Sound Corporation | Page 1 | Parametric Sound Corporation | Annual Meeting Presentation HyperSound ™

1

© 2012 Parametric Sound Corporation | Page 2 Safe Harbor Statement All statements made in this document, other than statements of historical fact, are forward - looking statements within the meaning of Section 21E of the Securities Exchange Act. You should not place undue reliance on these statements. We base these statements on particular assumptions that we have made in light of our industry experience, the stage of product and market development, expected future developments and other factors that we believe are appropriate under the circumstances. These forward - looking statements are based on the then - current expectations, beliefs, assumptions, estimates and forecasts about the businesses of the Company and the industries and markets in which the Company will operate. Actual outcomes and results may differ materially from what is expressed or implied by the forward - looking statements. Projections and financial illustrations are based on factors and assumptions subject to significant uncertainty and should not be relied on as guidance as to future results and are subject to significant risk. The Company disclaims any intent or obligation to update these or any forward - looking statements, except as otherwise specifically stated by it.

2

© 2012 Parametric Sound Corporation | Page 3 Formation  Parametric Sound incorporated June 2010 as a subsidiary of Nasdaq LRAD Corporation founded by CEO Elwood Norris  Tax free Spin - Off completed in September 2010 (OTC:PAMT)  Institutional and management financial backing funded spin - off and product introduction  Corporate office in Nevada – Research L ab and Production F acility in San Diego

3

Disruptive Technology

PARAMETRIC SOUND CORPORATION

- HyperSound – Sound creation along a directional ultrasonic beam
- Ultrathin form factor – Matches trend and need in display technologies
- Emitter technology – beams audio like a laser and immerses the listener in sound
- Ability to focus sound into a beam – key to commercial applications for video gaming, mobile devices, tablets, computers, digital signage, kiosks and slot machines
- Generates a clear, distinct and robust 3D sound image from stereo content using 2 ultrathin emitters
- Strong IP

© 2012 Parametric Sound Corporation | Page 4

© 2012 Parametric Sound Corporation | Page 5 Gaming Consoles/ Computers Slot Machines Home Theater Systems Smart Phones Tablets Digital Signage/ Kiosks $4 - $5 billion market 86 million tablets for 2012 250 million game capable PCs in 2011 Over 4 million casino slot machines 214 million flat panel TVs sold 2010 300 million smartphones sold in 2010 3 million interactive kiosks in 2016 400 million PCs sold each year $68 billion video gaming market Add Value To Large Markets

5

© 2012 Parametric Sound Corporation | Page 6  Marketing Strategy  Demonstrate technology in easy to access markets  Prototype Development and Licensing Strategy  Leverage prototypes to create development partnerships  License and support key OEMs and VARs  Manufacturing Strategy  Established in house low volume manufacturing  High volume manufacturing will be established by our strategic partners Revenue Strategy

6

© 2012 Parametric Sound Corporation | Page 7 IP Strategy – Partner and License FY 2012 2 nd Gen HSS Directed Audio System Digital Signage Interactive Kiosks FY 2012 - 2013 Casino Gaming Slot Machines FY 2013 - 2014 Mobile Devices PDAs and Smart Phones Tablets FY 2012 - 2013 Entertainment Computers/Video Gaming Multimedia Devices TVs and Home Theater Product Sales – Integrators & Partners Growth Plan

7

© 2012 Parametric Sound Corporation | Page 8 Early on, Dolby decided the company would generate revenue by licensing technologies to original equipment manufacturers (“OEM”) of consumer entertainment products and software vendors. Market Cap: $3.37 B Total Rev (FY’11): $955M Ave Vol (3 m): $876M Gross Profit (FY’11): $844M 52 wk Range: $25.70 - $ 68.88 Gross Profit % 88.4% Licensing revenue constitutes the majority of Dolby’s total revenue. Through a wholly owned subsidiary, Via Licensing Corporation, Dolby administers joint patent licensing programs, or patent pools, on behalf of third party patent owners. Some of the patent pools also include Dolby patents . Case Study - Dolby BUSINESS STRATEGY FINANCIAL SUMMARY IP STRATEGY 2009 2010 2011 Licensing Revenue $597M $710M $793M % of Total Revenue 83% 77% 83%

8

© 2012 Parametric Sound Corporation | Page 9 BUSINESS STRATEGY FINANCIAL SUMMARY IP STRATEGY Technology Licensing – Universal Display’s primary business strategy is technology licensing. With over 1000 issued and pending patents worldwide, the goal is to enable OLED manufacturers to produce high - performance products with enhanced product features and competitive advantage using a broad portfolio of OLED technologies. Market Cap : $2.12 B 52 wk Range: $22.73 - $63.58 Total Rev (FY’11): $53.4M 2012 Est. P/E: 56 Licensing revenue constitutes the majority of Universal Display revenue . Universal Display Corporation is a world leader in the development of state - of - the - art OLED technology for use in flat panel displays, lighting and organic electronics. Case Study - Universal Display

9

© 2012 Parametric Sound Corporation | Page 10 Competition  Limited competition in directional sound space  Panphonics (Sound Shower – Traditional Speaker)  Holosonic Research Labs (Audio Spotlight)  Brown Innovations (Sound Domes)  Economical technology for vast consumer markets  Other companies tried commercialize this technology but they failed  Sound quality and high manufacturing cost prevented entry to market

10

© 2012 Parametric Sound Corporation | Page 11 Strong IP  Pioneered directed audio  Clear technology leader  20 U.S. patents, 2 foreign and 5 pending along with related PCT filings  Additional patent filings targeted for 2012  Fundamental IP makes “knock - offs” difficult  Strong IP supports licensing for volume markets  Recent IP development –  New patented technology implemented creating consumer quality sound  Simplified economical electronic design implemented  New emitter technology enables ultrathin and economical emitters

11

© 2012 Parametric Sound Corporation | Page 12 Development Roadmap Markets Current HHS - 3000 Product Emitter Form Factor & Industrial Design Electronics Reduction/ Emitter & Industrial Design Custom Chip/ Modified Emitter Design Digital Signage & Kiosks X Mass Kiosk Mkt /Slot Machines/POS X Personal Computers/ Video Gaming X Multimedia/TVs/ Home Theater X Mobile Devices X Movies and Cinema X X

12

© 2012 Parametric Sound Corporation | Page 13 Recent Key Developments  Kenneth Potashner – Board Member (12/2011) and Executive Chairman Designee  Experienced technology executive engaged to design and execute revenue strategy  Establishing a network of advisors to execute production and licensing strategy  Syzygy Licensing 5% royalty converted into common stock to align interests of management and stockholders  January 2012 New Generation of HyperSound Technology Announced  Enhanced product offering in digital signage/kiosk space  Created foundation for expansion into consumer multimedia markets

13

© 2012 Parametric Sound Corporation | Page 14 Management and Directors  Management  Executive Chairman Designee – Kenneth Potashner  CEO, President and Founder – Elwood G. Norris  CFO, Treasurer, Secretary and Founder – James A. Barnes  Independent Directors  Dr. Seth Putterman – UCLA Professor of Physics  Dr. Robert Kaplan – Extensive financial experience  TBD

14

W. Norris - Accomplished Inventor

PARAMETRIC SOUND CORPORATION

- Elwood Norris – President and CEO is original inventor of HyperSound technology (now HyperSound for consumer markets)
- Winner of the 2005 Lemelson-MIT $500,000 prize for revolutionizing acoustics
- Norris has been inventing for more than 30 years
  - 46 patents granted; other pending patents
  - Popular Science – 2002 Grand Award
- Record of successful inventions
  - Earphone technology later evolved into the JABRA headsets
  - Doppler tool evolved into the sonogram
  - Patriot's GPR resulted in major chip innovations/licensing
  - e.Digital's flash memory technology now used in cameras and computers worldwide/ licensing major consumer product companies

© 2012 Parametric Sound Corporation | Page 15

© 2012 Parametric Sound Corporation | Page 16 Ken Potashner – Accomplished Leader  Kenneth Potashner – Executive Chairman Designee  Extensive executive and BOD level experience leading high growth, high technology global organizations  Chairman of Board  Newport Corporation (Present) – An industry leader in the photonics sector with 2011 revenues projected to exceed $500M  eBridge (Present)  Maxwell Technologies from (1996 to 2003)  Sonic Blue, Inc. (2003 to 2004)  BOD  Bump.com  Zurple  Lumedyne  One Stop Systems

16

© 2012 Parametric Sound Corporation | Page 17 Summary – Key Points  Parametric Sound is pioneering industry leader  Mission is to dominate a fundamental new way of producing sound across commercial and consumer markets worldwide  Exceptionally strong IP – a disruptive technology  Like lasers changed how light is used – HyperSound changes how sound is used  Broad range of product applications  Large growing worldwide markets  Experienced executive management  Attractive , transformative opportunity for several key markets  Limited competition – strong barriers to entry

17

© 2012 Parametric Sound Corporation | Page 18 | Parametric Sound Corporation | (888) HSS - 2150 www.parametricsound.com

18